UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 22, 2008
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 22, 2008, Camden Property Trust (the “Company”), announced it has accepted for purchase an aggregate of $108.3 million principal amount of its notes validly tendered pursuant to its previously announced cash tender offer for such notes (the “Tender Offer”). The Tender Offer expired at 11:59 p.m., New York City time, on Friday, December 19, 2008. The Tender Offer was made pursuant to the Offer to Purchase dated December 12, 2008 and the related Letter of Transmittal.
     A copy of the press release announcing the completion of the Tender Offer is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Title

99.1	Press release, dated December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 23, 2008

CAMDEN PROPERTY TRUST
By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Vice President — Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press Release, dated December 22, 2008